EXHIBIT 32.1


                            Certification Pursuant to
                             18 U.S.C. Section 1350
                             As Adopted Pursuant to
                    Section 906 of Sarbanes-Oxley Act of 2002



     I, Robert Panico, Chief Executive Officer (Principal Executive Officer), certify that this quarterly report on Form 10-QSB for the quarterly period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Gateway Energy Corporation and its subsidiaries for the periods presented.


Date:  August 10, 2005                      /s/  Robert Panico
                                            -----------------------------------
                                                 Robert Panico
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)